UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 14, 2004
                Date of Report (Date of earliest event reported)


                              Millennium Cell Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                    000-31083               22-3726792
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                 Identification Number)


                              1 Industrial Way West
                           Eatontown, New Jersey 07724
                    (Address of principal executive offices)



                                 (732) 542-4000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

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Item 5.    Other Events and Regulation FD Disclosure

         On July 14, 2004, Millennium Cell Inc. (the "Registrant"), entered into an Employment Agreement and a Restricted Stock Grant Agreement with Mr. H. David Ramm, the Interim President and Chief Executive Officer of the Registrant, and an Agreement with DKRW Energy LLC ("DKRW"), a limited liability company of which Mr. Ramm is a member, in connection with Mr. Ramm's serving as Interim President and Chief Executive Officer of the Registrant and a related grant to Mr. Ramm of 100,000 shares of restricted common stock, par value $.001 per share, of the Registrant (the "Restricted Stock").

         Mr. Ramm was appointed to be the Registrant's Interim President and Chief Executive Officer on March 19, 2004, and his employment agreement will be in effect until September 18, 2004, subject to monthly extensions. The employment agreement provides that Mr. Ramm will devote sufficient time to the performance of the services required of the Registrant's Chief Executive Officer but does not require him to limit his other professional activities to DKRW or otherwise except as aforesaid. As consideration for Mr. Ramm's services, the Registrant has granted to Mr. Ramm 100,000 shares of Restricted Stock. The Restricted Stock vests on the earlier of (i) any termination or expiration of the Employment Agreement other than (A) a for cause termination by the Registrant or (B) the resignation of Mr. Ramm and (ii) September 18, 2004, and is cancelable by the Registrant in the event that Mr. Ramm is terminated for cause or resigns prior to September 18, 2004. As compensation for DKRW's consent to Mr. Ramm's employment by the Registrant, and for the partial loss of Mr. Ramm's services in connection with such employment, the Registrant has agreed to pay to DKRW $25,000 per month during the term of the Employment Agreement. The Audit Committee of the Registrant's Board of Directors has reviewed the arrangements by and between the Registrant, Mr. Ramm and DKRW as a related party transaction between the Registrant and an affiliate and has approved the terms thereof.

         The description of the terms and conditions of the agreements set forth above is qualified by reference to the definitive terms, conditions and limitations of such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits:

Exhibit 10.1 Employment Agreement dated July 14, 2004, between the Registrant and Mr. H. David Ramm.
Exhibit 10.2 Restricted Stock Grant Agreement dated July 14, 2004, between the Registrant and Mr. H. David Ramm.
Exhibit 10.3 Agreement dated July 14, 2004, between the Registrant and DKRW.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Millennium Cell Inc.


                                 By:  /s/John D. Giolli
                                     -------------------------------
                                 Name: John D. Giolli
                                 Title:VP, Finance and Acting CFO

Date: July 28, 2004